Exhibit 99.2 Sonic Automotive – A Holistic Approach to Creating Shareholder Value Earnings & Investor Presentation Updated April 29, 2020

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 on operations, anticipated future new vehicle unit sales volume, anticipated future used vehicle unit sales volume, anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, anticipated expense reductions, long-term annual revenue targets, anticipated future growth and profitability in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated 2020 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC. 2

COMPANY OVERVIEW 3

Sonic Automotive: Who We Are QUICK FACTS Our Core Franchised 95 15 Dealerships Segment is a Dealerships Collision Centers Full-Service Automotive Retailer, Selling New and Used Vehicles, Arranging (NYSE: SAH) F&I Product Sales, and a Fortune 500 Providing Parts, Service 20+ 12 and Collision Repair Automotive Brands States Company and One of the Nation’s Largest Automotive Retailers Our Growing EchoPark $10.5B $1.5B Segment Offers a Unique Revenue Gross Profit Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase 114K 162K Experience Drives New Vehicles Sold Used Vehicles Sold Industry-Leading Used Vehicle Volume Throughput Note: Revenue, Gross Profit, New and Used Vehicles Sold are for FY 2019 4

Investment Highlights



- Multiple Growth And Profit Drivers For Franchised Segment
- Unique, High Return EchoPark Business Model
- Focused On Expense Control And Strengthening The Balance Sheet
- Disciplined Capital Allocation To Accelerate EchoPark Growth
- Complementary Relationship – Sonic Franchised And EchoPark
- Broad Geographic, Revenue Stream And Brand Mix Diversification

Sonic Automotive EchoPark AUTOMOTIVE
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Revenue Composition BY GEOGRAPHY Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space SC 2% NV 2% Other * 3% MD 2% VA 2% GA 3% NC 4% CA 28% AL 5% Concentration in Major Metro FL 6% Markets TN 7% CO 9% TX 27% Note: Percentages are Percent of Total Revenue for FY 2019 * Consists of Disposed Stores and Holding Companies 6

Revenue Composition Brand Distribution Business Line Mix % of % of New Vehicle Brand Revenue Franchise Brand Revenue Used Vehicle (Including Wholesale) BMW 23% Mercedes 11% Parts, Service & Collision Repair ("Fixed Operations") Audi 6% Finance & Insurance ("F&I") Lexus 4% Luxury 57% Land Rover 3% 16% Porsche 3% Cadillac 3% 9% 47% MINI 2% Other Luxury (1) 2% Honda 13% Toyota 8% 44% Import 24% Hyundai 1% Volkswagen 1% 35% Other Import (2) 1% EchoPark 11% Non-Franchise 11% Ford 4% 31% Domestic 8% 13% General Motors (3) 4% 5% (1) Includes Volvo, Jaguar, Acura and Infiniti Revenue Gross Profit (2) Includes Nissan, Subaru and Kia (3) Includes Chevrolet, GMC and Buick Note: Percentages are Percent of Total Revenue for FY 2019 Note: Percentages are Percent of Total for FY 2019 7

Franchised Dealerships Franchised Brands, Luxury 86 Dealerships 20+ Weighted New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) Major Collision Metropolitan Repair Centers 15 20 Markets Focused On Inventory Mix and Attractive Pricing to Drive Growth and Profitability 8

Franchised Dealerships – Geographic Footprint Headquartered in 86 Stores, 20+ Brands, Platforms in Major Charlotte, NC 15 Collision Repair Centers Metro Markets 9

Franchised Dealerships – Strategic Levers Grow Parts and Service Acquire Potential High Maximize Return Stores F&I Penetration Divest Multiple Growth Underperforming Used Vehicle or Cap Ex Volume Intensive Stores Drivers Throughput SG&A Expense Inventory Discipline Sourcing Omni-Channel Selling EchoPark Learnings 10

EchoPark Automotive The New Car Alternative™ Get the New Car Feel Without the New Car Price Focus On Pre-Owned Below Market Market – More Stable Pricing With Simplified, Easy Than New Vehicle Purchase Experience Market Unique, High Return Business Model 1 to 4-Year-Old 30% of Guests Vehicles - Nearly New With Travel More Than 30 Minutes Remaining OEM Warranty To Shop Our Inventory Expansion Goal of 25+ Locations Through 2024 11

EchoPark – Geographic Footprint

EchoPark AUTOMOTIVE



Texas
• Grand Prairie (Dallas) – Pre-Owned Business Acquired Q3 2017 • San Antonio – Opened Q4 2017 • New Braunfels – Opened Q1 2018 • Houston – Opened December 2018

Colorado
• Thornton and Centennial (Denver) – Opened Q4 2014 • Colorado Springs – Opened Q2 2017

North Carolina
• Charlotte – Opened October 2018

California
• Long Beach – Opened December 2019

Florida
• Tampa – Opened April 2020

TBD
• Two Additional Locations By End of 2020 • 25+ Locations Through 2024

10 Existing Stores in Seven Physical Markets

Two Additional Locations Opening in 2020

Sonic Automotive EchoPark AUTOMOTIVE

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EchoPark – Growth Path $350 16,000 13,986 14,000 $300 13,206 12,587 12,676 12,000 $250 11,051 10,000 $200 8,762 7,698 7,459 8,000 (In Millions) (In $150 5,518 6,000 4,496 $100 4,000 2,400 2,049 $50 1,585 1,685 1,673 2,000 920 941 1,136 660 881 764 212 $- - Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 Quarterly Retail Units Quarterly Revenue Prior to COVID-19 Stay At Home Orders, On Pace For 16,000 Retail Units Sold In Q1 2020 13

EchoPark – Modeled 4-Wall Economics At Maturity

	Medium Store	Large Store
Average Monthly Retail Unit Volume (100% Mature)	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500
Total Annual Revenues	$ 210,000,000	$ 420,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	60%	60%
Average Monthly Pre-Tax Profit	$ 600,000	$ 1,200,000
Average Compensation Per Employee (with Fringe)	$ 78,000	$ 78,000
Total Headcount	105	170
Average Retail Unit Sales Per Head Per Month	7.1	8.8
Target Inventory Days' Supply	30 Days	30 Days
Working Capital Investment	$ 15,000,000	$ 31,000,000
Capital Expenditures (Varies By Market)	$ 16,000,000	$ 20,000,000
Total Capital Investment	$ 30,000,000	$ 50,000,000
Pre-Tax Return On Investment	**24%+**	**29%+**

Note: Estimate average pre-tax losses of $2M per new store opening including hiring, training and other pre-opening expenses, plus operating losses incurred prior to targeted breakeven.
Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.
* These stores were established under the previous EchoPark operating model and may not conform to the above model.

Existing Medium Stores:

- Centennial, CO*
- Colorado Springs, CO*
- New Braunfels, TX*
- San Antonio, TX*
- Charlotte, NC
- Long Beach, CA
- Tampa, FL

Existing Large Stores:

- Dallas, TX
- Thornton, CO*
- Houston, TX

Other Targeted Markets:

- Atlanta, GA
- Fort Lauderdale/Miami, FL
- Los Angeles, CA
- Nashville, TN
- Orlando, FL
- Philadelphia, PA
- Phoenix, AZ
- Washington, D.C.

Sonic Automotive EchoPark AUTOMOTIVE
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EchoPark – Market Maturity Comparison Average Monthly Retail Unit Volume - 150 300 450 600 750 900 1,050 1,200 1,350 1,500 1,650 1,800 Denver/Colorado Springs Opened Q4 2014 * Dallas Acquired Q3 2017 Houston Opened Q4 2018 Charlotte Despite Challenging Conditions, Opened Q4 2018 All Markets Grew Volume Both Sequentially And Compared To Prior Long Beach Opened December 2019 Year San Antonio Opened Q1 2018 ** Q1 2020 Q1 2019 * This Market Converted To Current EchoPark 1-4 Year Old Vehicle Inventory And Pricing Model In Q2 2018 ** This Market Began To Pilot An Outlet Model Selling 1-8 Year Old Vehicles In November 2019 15

EchoPark – Adjusted EBITDA Trend $6,352 $6,000 $5,299 $5,169 $4,957 $4,792 $4,000 FY 2019 Adjusted EBITDA of $21.4 $2,000 Million, Up 302% From FY 2018 (In Thousands) $- Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 ($1,115) Q4 Seasonally Lighter Than Q3 $(2,000) Q1 2020 Negatively Impacted By COVID-19 ($2,059) ($2,168) New Store Openings – Lower By $0.7 Million In ($2,802) Q4 2019, $0.9 Million in Q1 2020 ($3,029) ($3,353) $(4,000) Note: Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) 16

EchoPark – High Volume Drives Superior Returns

Ultra-Low Pricing	Attractive F&I	High Volume Throughput
May Yield **Slightly Negative Front-End** Gross Profit Per Unit	**Higher Penetration Rates** On F&I Products vs. Sonic Franchised Stores	**5X** Volume Per Store Per Month vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	B (W)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,400	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,200	$2,150	($1,050)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	**$3,200**	**$10,750**	**$7,550**

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ.

Sonic Automotive
EchoPark AUTOMOTIVE
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Industry-Leading Used Vehicle Volume Throughput



Retail Used Vehicle Unit Sales Per Store Per Month
79
105
101
319
469
518
Peer Average*
Sonic Franchised (Q4 2019)
Sonic Franchised (Q1 2020)
CarMax**
EchoPark (Q4 2019)
EchoPark (Q1 2020)

Utilize Highly Efficient Inventory Sourcing, Pricing And Selling Processes To Maximize Throughput

* Peer Average Is Store Count As Of And Unit Sales For The Quarter Ended December 31, 2019 (Q1 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG
** CarMax Data Is Store Count As Of And Unit Sales For The Quarter Ended February 29, 2020
Note: Data Source – Company Filings, Company Websites

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Used Vehicle Volume Throughput Trend Franchised Dealerships Retail Used Vehicle Unit Sales Volume Per Store Per Month 115 109 105 96 95 95 91 88 89 90 85 85 81 75 70 65 55 53 44 45 45 40 41 35 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2005-2019 – 7.4% CAGR 19

Inventory Management Expertise 58 Used Vehicle Inventory Days’ Supply 44 34 33 29 28 Peer Average* Sonic Franchised Sonic Franchised CarMax** EchoPark EchoPark (December 31, 2019) (March 31, 2020) (December 31, 2019) (March 31, 2020) Low Inventory Days’ Supply Reduces Exposure to Fluctuations in Used Vehicle Valuations * Peer Average Is As Of December 31, 2019 (March 31, 2020 Data Not Available As Of Date Of This Report) For ABG, AN, GPI, LAD And PAG ** CarMax Data Is As Of February 29, 2020 Note: Data Source – Company Filings, Calculated Based On Trailing Quarter Cost Of Sales If Not Explicitly Disclosed 20

Inventory Management Expertise COVID-19-Related Sales Decline In Second Half Of March 2020 Magnified Seasonal Increase In New Vehicle Days’ Supply 86 75 64 63 59 53 32 33 34 34 29 31 30 29 27 27 28 25 Excellent Used Vehicle Days’ Supply – Manage This To Lower Sales Volume Using Data-Driven Purchasing Decisions Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 New Used - Franchised Used - EchoPark Data Analytics Tools Enable Accuracy, Consistency And Scalability Of Used Inventory Sourcing And Pricing 21

Data and Analytics-Based Inventory Management POWERFUL EFFICIENT INSTANT SIMPLE Analytics Delivered To Only the Information Needed Insights in Less Than a Click Implementation in Existing Buyer’s Fingertips in the Moment Webpage with No Training HyperIntelligence Embeds The Analytics Into the Tools We Already Use To Enable Speed, Accuracy And Split- Second Decision Making 22

Consolidated F&I Per Unit Trend Annual F&I Gross Profit Per Unit $1,800 $1,743 $1,700 $1,600 $1,557 $1,500 $1,411 $1,400 $1,354 $1,300 $1,280 $1,219 $1,200 $1,138 $1,100 $1,071 $992 $1,002 $1,006 $1,000 $954 $900 $906 $918 $900 $800 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Additional Opportunity to Continue Improving F&I Product Penetration Q1 2020 F&I Per Unit Of $1,885 23

Complementary Relationship Between Segments Franchised Dealerships • Thrives When New Vehicle Industry Is • Strong Secular Growth Phase Due To: Healthy, Particularly Where Luxury  Focus On Recession-Resistant Brands Are Strong Pre-Owned Vehicle Market • Diverse Revenue Streams - Some  Below-Market Price Strategy Recession-Resistant  Simplified, Easy Purchase • Profitable Through 2008 Economic Experience Downturn - Relatively Low Fixed Costs And Multiple Operational Levers • If Pre-Owned Vehicle Valuations Decline, EchoPark Should: • Further Growth Opportunities:  Benefit From Rapid Inventory  Parts and Service Business Turns, Creating An Even Greater  Used Vehicles Pricing Advantage Over  F&I Penetration Competitors To Drive Additional Volume 24

Strategic Direction

Franchised Dealerships

Drive New And Used Vehicle Profit Growth Through Multiple Channels (Traditional Sale Or Lease, Online Selling, Alternative Sources Of Inventory)

Continued Growth Opportunity In Parts & Service, F&I

Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management

EchoPark

Early Stage Strong Secular Growth Phase

Profitability Improving As Older Stores Continue To Mature

Expect 2 New Locations By The End Of 2020 (Bringing Total to 12) - Goal Of 25+ Locations Through 2024

Expansion To Be Self-Funding In 2-3 Years With Free Cash Flow From Existing Stores

Capital Allocation

Opportunistic Divestitures Of Underperforming Or Capital-Intensive Franchised Dealerships

Strategically Deploy Capital To Accelerate EchoPark's Already Strong Growth

Continue To Monitor Franchised Dealership Acquisition Opportunities As Market Evolves

Sonic Automotive EchoPark AUTOMOTIVE
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FINANCIAL OVERVIEW 26

Q1 2020 – Consolidated Continuing Operations – GAAP B/(W) than Q1 2019 (In millions, except per share data) Q1 2020 $ % Revenues $2,308.1 ($81.1) (3.4%) Gross profit $350.6 ($8.4) (2.3%) SG&A expenses $282.2 ($35.1) (14.2%) SG&A expenses as % of gross profit 80.5% (1,170) bps Earnings from continuing operations before taxes ($243.2) ($304.6) (496.6%) Continuing Ops: Net income ($199.1) ($241.5) (570.2%) Diluted earnings per share ($4.67) ($5.66) (571.7%) In Q1 2020 Sonic Was Required To Record A Non-Cash Goodwill Impairment Charge Of $268.0 Million Related To Its Franchised Dealerships Reporting Unit As A Result Of A Decrease In The Company’s Market Value Due To The COVID-19 Pandemic’s Effect On The Stock Market And Expected Reduction In Economic Activity In The Near Term Note: Refer To Appendix For Items Of Interest That May Affect Comparability Of GAAP Amounts 27

Q1 2020 – Consolidated Continuing Operations - Adjusted B/(W) than Q1 2019(1) (1) (In millions, except per share data) Q1 2020 $ % Revenues $2,308.1 ($81.1) (3.4%) Gross profit $350.6 ($8.4) (2.3%) SG&A expenses $282.2 $5.4 1.9% SG&A expenses as % of gross profit 80.5% (40) bps Earnings from continuing operations before taxes $24.8 $1.9 8.3% Continuing Ops: Net income $17.6 $0.8 4.8% Diluted earnings per share $0.40 $0.01 2.6% Revenues Were Lower Due To The Effect Of Franchise Disposals In FY 2019 And Impact Of COVID-19 In Q1 2020 Strategic Emphasis On Expense Discipline And Debt Reduction In FY 2019 Drove Profit And EPS Growth In Lower Revenue Environment (1) Amounts Are Adjusted – Refer To Appendix For Reconciliation of Adjusted SG&A Expenses, Adjusted SG&A Expenses As % Of Gross Profit, Adjusted Earnings From Continuing Operations Before Taxes, Adjusted Net Income, And Adjusted Diluted Earnings Per Share (Non-GAAP Measures) 28

Q1 2020 Build – Consolidated Continuing Operations

FY 2019 Momentum Carried Into The First Two Months Of FY 2020, March Impacted By COVID-19

(In millions, except unit and per unit data)

	B/(W) than Comparable Period in 2019					
	January - February 2020		March 2020		Q1 2020	
	$	%	$	%	$	%
New vehicle revenues	$ 45	6.9%	$ (152)	(36.8%)	$ (107)	(10.0%)
Retail used vehicle revenues	122	24.1%	(93)	(29.7%)	30	3.6%
Wholesale used vehicle revenues	-	(3.0%)	(5)	(30.8%)	(6)	(11.4%)
Fixed Operations revenues	8	3.7%	(15)	(12.9%)	(7)	(2.0%)
F&I revenues	16	25.0%	(7)	(17.2%)	9	8.5%
Total revenues	$ 191	12.9%	$ (272)	(30.2%)	$ (81)	(3.4%)
New vehicle gross profit	$ -	0.9%	$ (9)	(39.4%)	$ (8)	(15.6%)
New vehicle unit sales volume	*314*	*2.0%*	*(3,787)*	*(38.9%)*	*(3,473)*	*(13.8%)*
New vehicle GPU	*$ (22)*	*(1.1%)*	*$ (17)*	*(0.7%)*	*$ (44)*	*(2.1%)*
Retail used vehicle gross profit	$ 2	8.1%	$ (7)	(45.7%)	$ (5)	(13.2%)
Retail used vehicle unit sales volume	*5,639*	*23.6%*	*(4,078)*	*(27.9%)*	*1,561*	*4.1%*
Retail used vehicle GPU	*$ (117)*	*(12.5%)*	*$ (247)*	*(24.6%)*	*$ (159)*	*(16.5%)*
Wholesale used vehicle gross profit	$ 1	69.3%	$ -	100.9%	$ 1	87.6%
Fixed Operations gross profit	$ 3	2.9%	$ (8)	(15.0%)	$ (5)	(3.3%)
Customer Pay gross profit	*$ 3*	*6.9%*	*$ (3)*	*(12.3%)*	*$ -*	*0.4%*
F&I gross profit	$ 16	25.0%	$ (7)	(17.2%)	$ 9	8.5%
F&I GPU	*$ 153*	*9.3%*	*$ 384*	*22.4%*	*$ 209*	*12.5%*
Total gross profit	$ 22	10.0%	$ (31)	(22.9%)	$ (8)	(2.3%)

Sonic Automotive EchoPark AUTOMOTIVE

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Q1 2020 Build – Consolidated Same Store

FY 2019 Momentum Carried Into The First Two Months Of FY 2020, March Impacted By COVID-19

(In millions, except unit and per unit data)	B/(W) than Comparable Period in 2019					
	January - February 2020		March 2020		Q1 2020	
	$	%	$	%	$	%
New vehicle revenues	$ 83	13.5%	$ (130)	(33.2%)	$ (47)	(4.7%)
Retail used vehicle revenues	127	25.8%	(88)	(29.0%)	39	4.9%
Wholesale used vehicle revenues	-	2.2%	(4)	(28.4%)	(5)	(7.1%)
Fixed Operations revenues	18	8.3%	(9)	(7.6%)	9	2.8%
F&I revenues	17	27.8%	(7)	(18.4%)	10	9.7%
Total revenues	$ 245	17.3%	$ (238)	(27.6%)	$ 6	0.3%
New vehicle gross profit	$ 1	3.5%	$ (7)	(34.8%)	$ (6)	(12.1%)
New vehicle unit sales volume	*1,603*	*11.3%*	*(3,012)*	*(33.6%)*	*(1,409)*	*(6.1%)*
New vehicle GPU	*$ (151)*	*(7.0%)*	*$ (41)*	*(1.7%)*	*$ (144)*	*(6.4%)*
Retail used vehicle gross profit	$ 3	14.1%	$ (5)	(36.1%)	$ (2)	(5.9%)
Retail used vehicle unit sales volume	*6,100*	*26.9%*	*(3,687)*	*(26.4%)*	*2,413*	*6.6%*
Retail used vehicle GPU	*$ (86)*	*(10.0%)*	*$ (122)*	*(13.2%)*	*$ (103)*	*(11.7%)*
Wholesale used vehicle gross profit	$ 1	63.4%	$ -	196.1%	$ 1	85.8%
Fixed Operations gross profit	$ 8	8.1%	$ (5)	(9.3%)	$ 3	2.1%
Customer Pay gross profit	*$ 5*	*11.6%*	*$ (2)*	*(6.6%)*	*$ 4*	*5.3%*
F&I gross profit	$ 17	27.8%	$ (7)	(18.4%)	$ 10	9.7%
F&I GPU	*$ 106*	*6.4%*	*$ 261*	*15.3%*	*$ 141*	*8.4%*
Total gross profit	$ 30	14.0%	$ (24)	(18.9%)	$ 6	1.7%

Sonic Automotive EchoPark AUTOMOTIVE

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Q1 2020 – Franchised Dealerships Segment – GAAP B/(W) than Q1 2019 (In millions, except unit and per unit data) Q1 2020 $ % Revenues $1,976.3 ($163.2) (7.6%) Gross profit $318.8 ($14.5) (4.4%) SG&A expenses $256.4 ($29.4) (13.0%) SG&A expenses as % of gross profit 80.4% (1,230) bps Segment income (loss) $22.8 ($38.5) (63.0%) New vehicle unit sales volume 21,724 (3,473) (13.8%) Retail used vehicle unit sales volume 26,038 (1,374) (5.0%) New vehicle gross profit per unit $2,091 ($44) (2.1%) Retail used vehicle gross profit per unit $1,241 ($99) (7.4%) F&I gross profit per unit retailed $1,760 $221 14.4% Revenues And Unit Sales Volumes Were Lower Due To The Effect Of Franchise Disposals In FY 2019 And Impact Of COVID-19 In Q1 2020 Q1 2020 Industry New Vehicle Retail SAAR Down 8.7%, Total New Vehicle SAAR Down 12.4% Note: Refer To Appendix For Items Of Interest That May Affect Comparability Of GAAP Amounts 31

Q1 2020 – Franchised Dealerships Segment – Adjusted B/(W) than Q1 2019(1) (In millions, except unit and per unit data) Q1 2020 $ % Revenues $1,976.3 ($163.2) (7.6%) Gross profit $318.8 ($14.5) (4.4%) SG&A expenses $256.4 $11.0 4.1% SG&A expenses as % of gross profit 80.4% (20) bps Segment income (loss) $22.7 $1.9 9.1% New vehicle unit sales volume 21,724 (3,473) (13.8%) Retail used vehicle unit sales volume 26,038 (1,374) (5.0%) New vehicle gross profit per unit $2,091 ($44) (2.1%) Retail used vehicle gross profit per unit $1,241 ($99) (7.4%) F&I gross profit per unit retailed $1,760 $221 14.4% Revenues And Unit Sales Volumes Were Lower Due To The Effect Of Franchise Disposals In FY 2019 And Impact Of COVID-19 In Q1 2020 Q1 2020 Industry New Vehicle Retail SAAR Down 8.7%, Total New Vehicle SAAR Down 12.4% (1) Q1 2019 Amounts Are Adjusted – Refer To Appendix For Reconciliation of Adjusted SG&A Expenses, Adjusted SG&A Expenses As % Of Gross Profit, And Adjusted Segment Income (Non-GAAP Measures) 32

Q1 2020 – Franchised Dealerships Segment Same Store B/(W) than Q1 2019 (In millions, except unit and per unit data) Q1 2020 $ % New vehicle revenues $959 ($47) (4.7%) Retail used vehicle revenues $567 ($10) (1.8%) Wholesale used vehicle revenues $42 ($7) (14.7%) Fixed Operations revenues $327 $5 1.5% F&I revenues $79 $5 6.9% Total revenues $1,975 ($55) (2.7%) New vehicle gross profit $45 ($6) (12.1%) New vehicle unit sales volume 21,724 (1,409) (6.1%) New vehicle gross profit per unit $2,093 ($144) (6.5%) Retail used vehicle gross profit $32 ($0) (1.0%) Retail used vehicle unit sales volume 26,038 397 1.5% Retail used vehicle gross profit per unit $1,240 ($32) (2.5%) Wholesale used vehicle gross profit ($0) $1 91.8% Wholesale used vehicle unit sales volume 6,910 (563) (7.5%) Fixed Operations gross profit $159 $3 2.0% Customer Pay gross profit $76 $4 5.3% F&I gross profit $79 $5 6.9% F&I gross profit per unit $1,671 $150 9.9% Total gross profit $316 $3 0.8% Prior To Impact Of COVID-19 In March 2020, February 2020 YTD Revenues Were Up 13%, New Vehicle Unit Sales Volume Was Up 11%, Retail Used Vehicle Unit Sales Volume Was Up 20%, And Total Gross Profit Was Up 12% Compared To The Same Prior Year Period 33

Q1 2020 – EchoPark Segment B/(W) than Q1 2019 (In millions, except unit and per unit data) Q1 2020 $ % Revenues $331.7 $82.1 32.9% Gross profit $31.8 $6.1 23.7% SG&A expenses $25.7 ($5.6) (28.1%) SG&A expenses as % of gross profit 80.9% (270) bps Segment income (loss) $2.1 ($0.0) (0.5%) Retail used vehicle unit sales volume 13,986 2,935 26.6% Total combined gross profit per unit retailed $2,294 ($58) (2.5%) We Opened Our Ninth EchoPark Store In Long Beach, California In December 2019 And Our Tenth EchoPark Store In Tampa, Florida In April 2020 Segment Income Was Negatively Affected By $1.0 Million In Q1 2020 Due To Costs Associated With Opening These Stores 34

Q1 2020 – EchoPark Segment Same Store B/(W) than Q1 2019 (In millions, except unit and per unit data) Q1 2020 $ % Retail used vehicle revenues $265 $49 22.6% Wholesale used vehicle revenues $6 $4 162.6% Parts, service and collision repair revenues $10 $4 84.0% F&I revenues $30 $5 17.8% Total revenues $311 $61 24.6% Combined retail used vehicle and F&I gross profit $28 $3 11.8% Retail used vehicle unit sales volume 13,067 2,016 18.2% Combined retail used vehicle and F&I gross profit per unit $2,172 ($126) (5.5%) Wholesale used vehicle gross profit ($0) ($0) NM Wholesale used vehicle unit sales volume 1,676 1,177 NM Parts, service and collision repair gross profit ($0) $0 NM Total gross profit $28 $3 12.1% NM = Not Meaningful Prior To Impact Of COVID-19 In March, February 2020 YTD Revenues Were Up 51% Retail Used Vehicle Unit Sales Volume Was Up 42% Total Gross Profit Was Up 39% Compared To The Same Prior Year Period 35

Q1 2020 – Consolidated Adjusted SG&A Expenses As Percentage Of Gross Profit On A GAAP Basis*, SG&A Expenses As Percentage Of Gross Profit Were 80.5% For Q1 2020 Compared To 68.8% For Q1 2019 40 bps Worse 80.5%(1) 80.1%(1) 22.7% 22.1% 4.0% 4.2% 49.8% 49.6% 4.0% 4.2% Q1 2020 Q1 2019 Advertising Comp Rent Other * Refer To Appendix For Items Of Interest That May Affect Comparability Of GAAP Amounts (1) Refer To Appendix For Reconciliation of Adjusted SG&A Expenses (A Non-GAAP Measure) 36

Gross Profit Per Unit Trend $2,500 $2,351 $2,341 $2,294 $2,264 $2,300 $2,234 $2,209 $2,100 $2,135 $2,100 $2,000 $2,091 $1,997 $1,835 $1,900 $1,710 $1,760 $1,700 $1,645 $1,576 $1,581 $1,539 $1,500 $1,300 $1,342 $1,340 $1,297 $1,286 $1,318 $1,241 $1,100 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 New GPU Franchised Used GPU Franchised F&I GPU EchoPark Combined GPU New GPU Is Seasonally Low in Q3 and High In Q4 Franchised Used GPU May Vary Depending On Volume And Inventory Days Supply Seasonal Variations 37

Strong Balance Sheet And Liquidity March 31, 2020 December 31, 2019 (In Millions) Cash and cash equivalents $ 181.8 $ 29.1 Availability under the 2016 Revolving Credit Facility - 230.7 Availability under our used vehicle floor plan facilities 26.6 17.1 Availability under the 2019 Mortgage Facility 3.1 3.1 Floor plan deposit balance 100.0 - Total available liquidity resources $ 311.5 $ 280.0 Covenant Requirement* March 31, 2020 December 31, 2019 Liquidity ratio >= 1.05 1.07 1.11 Fixed charge coverage ratio >= 1.20 1.70 1.60 Total lease adjusted leverage ratio <= 5.75 3.69 3.21 Net debt to Adjusted EBITDA ratio(1) 2.01 2.20 Strategic Management Actions Have Increased Available Liquidity Despite Weakening Sales Environment Available Liquidity As Of April 28, 2020 Was $418.4 Million * As Defined In The 2016 Revolving Credit Facility and 2019 Mortgage Facility (1) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) 38

Capital Expenditure Discipline Gross Capital Expenditures (In Millions) $234.2 $163.6 $125.6 $110.8 FY 2017 FY 2018 FY 2019 FY 2020E Strict Capital Growth Capital Used To Expand Allocation Strategy EchoPark Locations Nationwide Actual Q1 2020 Capital Expenditures Of $19.8 Million FY 2020E Expected To Be $72.0 Million Net Of Mortgage Proceeds Upon Project Completion 39

COVID-19 IMPACT ACTIONS TAKEN 2020 OUTLOOK 40

COVID-19 Impact Since Inception of Stay Home Orders Rolling 7-Day Average New Vehicle Rolling 7-Day Average Fixed Operations Unit Sales Volume Gross Profit (Less Internal) 400 $2,500 350 300 $2,000 250 $1,500 200 150 $1,000 100 50 (In Thousands) $500 - $- 2-Apr 4-Apr 6-Apr 8-Apr 7-Mar 9-Mar 10-Apr 12-Apr 14-Apr 16-Apr 18-Apr 20-Apr 2-Apr 4-Apr 6-Apr 8-Apr 11-Mar 13-Mar 15-Mar 17-Mar 19-Mar 21-Mar 23-Mar 25-Mar 27-Mar 29-Mar 31-Mar 7-Mar 9-Mar 10-Apr 12-Apr 14-Apr 16-Apr 18-Apr 20-Apr 11-Mar 13-Mar 15-Mar 17-Mar 19-Mar 21-Mar 23-Mar 25-Mar 27-Mar 29-Mar 31-Mar 2019 2020 2019 2020 Rolling 7-Day Average Retail Used Vehicle Unit Sales Volume • New Vehicle Units Bottomed Out 600 And Beginning to Climb 500 400 • Used Vehicle Units Returning Faster 300 Than New Vehicles 200 100 - • Fixed Operations Gross Profit Bottomed Out And Beginning to 2-Apr 4-Apr 6-Apr 8-Apr 7-Mar 9-Mar 10-Apr 12-Apr 14-Apr 16-Apr 18-Apr 20-Apr 11-Mar 13-Mar 15-Mar 17-Mar 19-Mar 21-Mar 23-Mar 25-Mar 27-Mar 29-Mar 31-Mar Climb 2019 2020 41

COVID-19 Actions Taken 1. Ensure Guest and Teammate Safety 2. Ensure Sonic’s Status As An Essential Business 3. Strengthen Liquidity • Taking Advantage of All Deferral Opportunities (Tax, Floor Plan Interest, Mortgages and Leases) • Daily Modeling Based on Actual Operations • Optimizing Floor Plan Capacity • Evaluating Additional Liquidity Via Unencumbered Property 4. Implementation of Expense Reductions • 33% Reduction in Headcount Via Terminations and Furlough • Reduction of Advertising and Other Operating Expenses • Total Anticipated Monthly Savings of $14M 5. Implementation of New Marketing/Operations • No-Contact Delivery on Site • Home Delivery on Purchases = 15% of Total Sales Thru April 22nd • Pickup and Delivery for Service = 7% of Total Sales Thru April 22nd • Company Wide Rollout of CarCash = 30% of Total Appraisals and Growing • Acceleration of Robotic Process Automation for Marketing • Permanent Infrastructure for Remote Workers 6. Maintain Inventory Management Discipline 42

Inventory Management Expertise Used Vehicle Inventory Days’ Supply 34 33 29 28 Sonic Franchise Sonic Franchise EchoPark EchoPark (December 31, 2019) (March 31, 2020) (December 31, 2019) (March 31, 2020) Strength of Day Supply Management, Pricing Engine and Buying Engine Supports Recovery 43

Outlook – J.D. Power J.D. Power New Vehicle Sales % of Original Forecast 120% 100% 100% 100% 100% 100% 100% 100% 100% 91% 80% 81% Back To Original 60% 65% Forecast in August 59% 40% 46% 20% 0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec J.D. Power COVID-19 Forecast Source Data: COVID-19: J.D. Power Auto Industry Impact Report April 22, 2020 44

Outlook – Sonic Automotive Franchised Dealerships New Vehicle Unit Sales Volume 14,000 12,000 Above Forecast 10,000 Jan & Feb 8,000 Back To Original 6,000 Forecast in August 4,000 2,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast COVID-19 Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 45

Outlook – Sonic Automotive Franchised Dealerships Retail Used Vehicle Unit Sales Volume 14,000 12,000 Above Forecast Above Forecast July Through Dec Jan & Feb 10,000 8,000 Back To Original Forecast in July 6,000 4,000 2,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast COVID-19 Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 46

Outlook – Sonic Automotive EchoPark Retail Used Vehicle Unit Sales Volume 8,000 Above Forecast in July Through Dec 7,000 Above Forecast 6,000 Jan & Feb 5,000 Back To Original 4,000 Forecast in July 3,000 2,000 1,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast COVID-19 Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 47

Outlook – Sonic Automotive Franchised Dealerships Fixed Operations Gross $ $70,000 Above Forecast Above Forecast Aug Through Dec Jan & Feb $60,000 $50,000 Back To Original Forecast in Aug/Sept $40,000 (In Thousands) $30,000 $20,000 $10,000 $- Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Original Forecast COVID-19 Forecast Due To Uncertainty Related To The COVID-19 Pandemic And The Resulting Economic Impact, Actual Results May Differ Materially From Management’s Forecast 48

APPENDIX 49

Items Of Interest – Q1

(In millions)	Q1 2020	Q1 2019	Income Statement Line Item
Gain on franchise disposals	$ -	$ 46.7	SG&A expenses
Executive transition costs	-	(6.3)	SG&A expenses(1)
Impairment charges	(268.0)	(1.9)	Impairment charges(2)
Subtotal: Pre-tax items of interest	$ (268.0)	$ 38.5	
Tax effect of above items	51.3	(12.9)	
Tax-effected items of interest	$ (216.7)	$ 25.6	

Note: Amounts In Table Relate To Franchised Dealerships Segment Unless Otherwise Noted
(1) $6.0 million of Q1 2019 amount is not deductible for tax purposes.
(2) $1.9 million Q1 2019 amount is related to the EchoPark Segment. $91.1 million of Q1 2020 amount is not deductible for tax purposes.

In Q1 2020 Sonic Was Required To Record A Non-Cash Goodwill Impairment Charge Of $268.0 Million Related To Its Franchised Dealerships Reporting Unit As A Result Of A Decrease In The Company's Market Value Due To The COVID-19 Pandemic's Effect On The Stock Market And Expected Reduction In Economic Activity In The Near Term

Sonic Automotive EchoPark AUTOMOTIVE
50

Non-GAAP Reconciliation – Segment Income & Adjusted Earnings

(In millions, except unit data)	Franchised Dealerships Segment Q1 2020	Franchised Dealerships Segment Q1 2019	EchoPark Segment Q1 2020	EchoPark Segment Q1 2019	Consolidated Q1 2020	Consolidated Q1 2019
Revenues	$ 1,976.3	$ 2,139.6	$ 331.7	$ 249.6	$ 2,308.1	$ 2,389.1
Gross profit	$ 318.8	$ 333.3	$ 31.8	$ 25.7	$ 350.6	$ 359.0
SG&A expenses	$ 256.4	$ 227.0	$ 25.7	$ 20.1	$ 282.2	$ 247.1
Adjusted segment income	$ 22.7	$ 20.8	$ 2.1	$ 2.1	$ 24.8	$ 22.9
Gain on franchise disposals	-	46.7	-	-	-	46.7
Executive transition costs	-	(6.3)	-	-	-	(6.3)
Segment income	$ 22.7	$ 61.2	$ 2.1	$ 2.1	$ 24.8	$ 63.3
Impairment charges	(268.0)	-	-	(1.9)	(268.0)	(1.9)
Earnings (loss) from continuing operations before taxes	$ (245.3)	$ 61.2	$ 2.1	$ 0.2	$ (243.2)	$ 61.4
Adjusted earnings (loss) from continuing operations before taxes	$ 22.7	$ 20.8	$ 2.1	$ 2.1	$ 24.8	$ 22.9
Gain on franchise disposals	-	46.7	-	-	-	46.7
Executive transition costs	-	(6.3)	-	-	-	(6.3)
Impairment charges	(268.0)	-	-	(1.9)	(268.0)	(1.9)
Earnings (loss) from continuing operations before taxes	$ (245.3)	$ 61.2	$ 2.1	$ 0.2	$ (243.2)	$ 61.4
New vehicle unit sales volume	21,724	25,197	-	-	21,724	25,197
Retail used vehicle unit sales volume	26,038	27,412	13,986	11,051	40,024	38,463

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

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51

Non-GAAP Reconciliation – SG&A Expenses Franchised Dealerships EchoPark Segment Segment Consolidated (In millions) Q1 2020 Q1 2019 Q1 2020 Q1 2019 Q1 2020 Q1 2019 Gross profit $ 318.8 $ 333.3 $ 31.8 $ 25.7 $ 350.6 $ 359.0 SG&A expenses $ 256.4 $ 227.0 $ 25.7 $ 20.1 $ 282.2 $ 247.1 Items of interest: Gain on franchise disposals $ - $ 46.7 $ - $ - $ - $ 46.7 Executive transition costs - (6.3) - - - (6.3) Adjusted SG&A expenses $ 256.4 $ 267.4 $ 25.7 $ 20.1 $ 282.2 $ 287.5 SG&A expenses as % of gross profit 80.4% 68.1% 80.8% 78.2% 80.5% 68.8% Adjusted SG&A expenses as % of gross profit 80.4% 80.2% 80.8% 78.2% 80.5% 80.1% 52

Non-GAAP Reconciliation – Earnings Per Share Q1 2020 Q1 2019 Weighted- Per Weighted- Per Average Share Average Share (In thousands, except per share amounts) Shares Amount Amount Shares Amount Amount Diluted earnings (loss) and shares from continuing operations(1) 42,615 $ (199,131) $ (4.67) 42,888 $ 42,349 $ 0.99 Pre-tax items of interest: Gain on franchise disposals $ - $ (46,680) Executive transition costs - 6,264 Impairment charges 268,000 1,926 Total pre-tax items of interest $ 268,000 $ (38,490) Tax effect of above items (51,295) 12,902 Adjusted diluted earnings (loss) and shares from continuing operations 43,432 $ 17,574 $ 0.40 42,888 $ 16,761 $ 0.39 (1) Basic Weighted-Average Shares Used For Q1 2020 Due To Net Loss On GAAP Basis 53

Non-GAAP Reconciliation – Adjusted EBITDA

(In thousands)	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	LTM* Q1 2020
Net Income (Loss)	$ 76,254	$ 89,101	$ 81,618	$ 97,217	$ 86,311	$ 93,193	$ 92,983	$ 51,650	$ 144,137	$ (97,419)
Provision For Income Taxes	46,907	47,648	43,386	62,346	55,962	59,899	13,198	22,645	54,954	(8,181)
Income (Loss) Before Taxes	$ 123,161	$ 136,749	$ 125,004	$ 159,563	$ 142,273	$ 153,092	$ 106,181	$ 74,295	$ 199,091	$(105,600)
Non-Floor Plan Interest	63,576	58,453	55,356	52,269	49,524	48,034	50,531	52,049	50,475	48,621
Depreciation and Amortization	51,164	52,616	58,139	62,161	72,130	81,034	92,127	96,652	95,646	95,262
Stock-Based Compensation Expense	3,698	5,160	7,208	7,675	9,814	11,165	11,119	11,853	10,797	10,408
Loss (Gain) On Exit Of Leased Dealerships	4,384	4,286	2,915	302	1,848	1,386	2,157	1,709	(170)	-
Impairment Charges	1,151	950	9,872	6,594	17,955	8,063	9,394	29,514	20,768	286,816
Loss (Gain) On Debt Extinguishment	1,107	19,713	28,238	-	-	(6)	14,607	-	6,690	6,690
Long-Term Compensation Charges	-	-	-	-	-	-	-	32,522	-	-
Loss (Gain) on Franchise Disposals	386	(10,343)	457	(11,279)	(2,748)	48	(9,980)	(39,307)	(74,812)	(28,063)
Adjusted EBITDA	$ 248,627	$ 267,584	$ 287,189	$ 277,285	$ 290,796	$ 302,816	$ 276,136	$ 259,287	$ 308,485	$ 314,134
Long-Term Debt (Including Current Portion)	$ 533,577	$ 615,395	$ 734,022	$ 758,530	$ 814,581	$ 882,678	$ 1,024,703	$ 945,083	$ 706,886	$ 911,642
Cash and Equivalents	(1,913)	(3,371)	(3,016)	(4,182)	(3,625)	(3,108)	(6,352)	(5,854)	(29,103)	(181,780)
Floor Plan Deposit Balance	-	(60,000)	(65,000)	(57,500)	(74,000)	(10,000)	(3,000)	-	-	(100,000)
Net Debt	$ 531,664	$ 552,024	$ 666,006	$ 696,848	$ 736,956	$ 869,570	$ 1,015,351	$ 939,229	$ 677,783	$ 629,862
Net Debt To Adjusted EBITDA Ratio	2.14	2.06	2.32	2.51	2.53	2.87	3.68	3.62	2.20	2.01

* LTM Q1 2020 Is For The Twelve Month Period Ended March 31, 2020

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→ Non-GAAP Reconciliation – Adjusted EBITDA

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ (199,333)				$ 42,221
Provision For Income Taxes				(44,200)				18,935
Income (Loss) Before Taxes	$ (245,344)	$ 2,096	$ (285)	$ (243,533)	$ 61,156	$ 180	$ (180)	$ 61,156
Non-Floor Plan Interest	10,043	365	-	10,408	11,829	433	-	12,262
Depreciation And Amortization	20,144	2,708	-	22,852	20,824	2,418	-	23,242
Stock-Based Compensation Expense	2,427	-	-	2,427	2,814	-	-	2,814
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(170)	-	-	(170)
Impairment Charges	268,000	-	-	268,000	26	1,926	-	1,952
Gain On Franchise Disposals	-	-	-	-	(46,750)	-	-	(46,750)
Adjusted EBITDA	$ 55,270	$ 5,169	$ (285)	$ 60,154	$ 49,729	$ 4,957	$ (180)	$ 54,506

	Q4 2019				Q4 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 46,307				$ 21,821
Provision For Income Taxes				14,703				9,150
Income (Loss) Before Taxes	$ 75,466	$ (14,518)	$ 62	$ 61,010	$ 37,388	$ (6,196)	$ (221)	$ 30,971
Non-Floor Plan Interest	12,335	435	-	12,770	12,902	423	89	13,414
Depreciation And Amortization	20,972	2,765	-	23,737	21,086	2,211	-	23,297
Stock-Based Compensation Expense	2,690	-	-	2,690	1,264	-	-	1,264
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1,080)	3	89	(988)
Impairment Charges	1,075	16,617	-	17,692	14,053	1,500	-	15,553
Loss On Debt Extinguishment	6,690	-	-	6,690	-	-	-	-
Gain On Franchise Disposals	(29,242)	-	-	(29,242)	(158)	-	-	(158)
Adjusted EBITDA	$ 89,986	$ 5,299	$ 62	$ 95,347	$ 85,455	$ (2,059)	$ (43)	$ 83,353

Sonic Automotive EchoPark AUTOMOTIVE
55

Non-GAAP Reconciliation – Adjusted EBITDA

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 29,010				$ 15,118
Provision For Income Taxes				11,307				7,262
Income (Loss) Before Taxes	$ 38,417	$ 2,123	$ (223)	$ 40,317	$ 28,087	$ (5,455)	$ (252)	$ 22,380
Non-Floor Plan Interest	12,011	402	-	12,413	12,279	423	98	12,800
Depreciation And Amortization	21,561	2,703	-	24,264	22,140	1,999	-	24,139
Stock-Based Compensation Expense	2,681	-	-	2,681	4,578	-	-	4,578
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	24	4	103	131
Impairment Charges	-	1,124	-	1,124	-	-	-	-
Gain On Franchise Disposals	823	-	-	823	88	-	-	88
Adjusted EBITDA	$ 75,493	$ 6,352	$ (223)	$ 81,622	$ 67,196	$ (3,029)	$ (51)	$ 64,116

	Q2 2019				Q2 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 26,599				$ 16,905
Provision For Income Taxes				10,009				8,142
Income (Loss) Before Taxes	$ 35,129	$ 1,693	$ (213)	$ 36,608	$ 53,176	$ (27,832)	$ (297)	$ 25,047
Non-Floor Plan Interest	12,599	431	-	13,030	12,349	406	106	12,861
Depreciation And Amortization	21,736	2,668	-	24,404	22,801	1,919	-	24,720
Stock-Based Compensation Expense	2,612	-	-	2,612	3,049	-	-	3,049
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2,618)	6	106	(2,506)
Impairment Charges	-	-	-	-	10,317	-	-	10,317
Long-Term Compensation Charges	-	-	-	-	-	23,333	-	23,333
Gain On Franchise Disposals	356	-	-	356	(38,047)	-	-	(38,047)
Adjusted EBITDA	$ 72,432	$ 4,792	$ (213)	$ 77,010	$ 61,027	$ (2,168)	$ (85)	$ 58,774

Sonic Automotive EchoPark AUTOMOTIVE 56

→ Non-GAAP Reconciliation – Adjusted EBITDA

	Q1 2019				Q1 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 42,221				$ (2,194)
Provision For Income Taxes				18,935				(1,910)
Income (Loss) Before Taxes	$ 61,156	$ 180	$ (180)	$ 61,156	$ 10,830	$ (14,686)	$ (248)	$ (4,104)
Non-Floor Plan Interest	11,829	433	-	12,262	12,469	389	115	12,973
Depreciation And Amortization	20,824	2,418	-	23,242	22,830	1,666	-	24,496
Stock-Based Compensation Expense	2,814	-	-	2,814	2,962	-	-	2,962
Loss (Gain) On Exit Of Leased Dealerships	(170)	-	-	(170)	4,955	7	109	5,071
Impairment Charges	26	1,926	-	1,952	3,561	82	-	3,643
Long-Term Compensation Charges	-	-	-	-	-	9,189	-	9,189
Gain On Franchise Disposals	(46,750)	-	-	(46,750)	(1,190)	-	-	(1,190)
Adjusted EBITDA	$ 49,729	$ 4,957	$ (180)	$ 54,506	$ 56,417	$ (3,353)	$ (24)	$ 53,040

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
				(In thousands)				
Net Income (Loss)				$ 21,821				$ 61,952
Provision For Income Taxes				9,150				(8,399)
Income (Loss) Before Taxes	$ 37,388	$ (6,196)	$ (221)	$ 30,971	$ 57,822	$ (3,976)	$ (293)	$ 53,553
Non-Floor Plan Interest	12,902	423	89	13,414	12,449	276	123	12,848
Depreciation And Amortization	21,086	2,211	-	23,297	22,639	1,314	-	23,953
Stock-Based Compensation Expense	1,264	-	-	1,264	2,217	-	-	2,217
Loss (Gain) On Exit Of Leased Dealerships	(1,080)	3	89	(988)	23	-	118	141
Impairment Charges	14,053	1,500	-	15,553	6,079	-	-	6,079
Long-Term Compensation Charges	-	-	-	-	-	1,271	-	1,271
Gain On Franchise Disposals	(158)	-	-	(158)	(1,507)	-	(6)	(1,513)
Adjusted EBITDA	$ 85,455	$ (2,059)	$ (43)	$ 83,353	$ 99,722	$ (1,115)	$ (58)	$ 98,549

57

Non-GAAP Reconciliation – Adjusted EBITDA Q3 2018 Q3 2017 Franchised Franchised Dealerships EchoPark Discontinued Dealerships EchoPark Discontinued Segment Segment Operations Total Segment Segment Operations Total (In thousands) Net Income (Loss) $ 15,118 $ 19,440 Provision For Income Taxes 7,262 13,935 Income (Loss) Before Taxes $ 28,087 $ (5,455) $ (252) $ 22,380 $ 38,228 $ (4,372) $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 98 12,800 12,126 253 132 12,511 Depreciation And Amortization 22,140 1,999 - 24,139 22,179 1,317 - 23,496 Stock-Based Compensation Expense 4,578 - - 4,578 3,179 - - 3,179 Loss (Gain) On Exit Of Leased Dealerships 24 4 103 131 (173) - 362 189 Impairment Charges - - - - 200 - - 200 Gain On Franchise Disposals 88 - - 88 (8,490) - - (8,490) Adjusted EBITDA $ 67,196 $ (3,029) $ (51) $ 64,116 $ 67,249 $ (2,802) $ 13 $ 64,460 58

Investor Relations Contact: Sonic Automotive Inc. (NYSE: SAH) KCSA Strategic Communications Danny Wieland, Director of Financial Reporting David Hanover / Scott Eckstein ir@sonicautomotive.com sonic@kcsa.com (704) 927-3462 (212) 896-1220